Exhibit j under Form N-1A
                                            Exhibit 23 under Item 601/Reg. S-K



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to our firm  under  the  captions  "Financial
Highlights" in the Institutional Shares and Institutional Service Shares Prospectuses and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated April 11, 2003, in Post Effective Amendment Number 11 to the Registration Statement (Form N-1A, No. 33-60411) of Federated Total Return Government Bond Fund.


                                                ERNST & YOUNG LLP

Boston, Massachusetts
April 23, 2003